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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  November 5, 2003



                               Navarre Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Minnesota                      0-22982                  41-1704319
----------------------------         -------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



7400 49th Avenue North
New Hope, MN                                                     55428
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (763) 535-8333



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Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and are therefore omitted.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 5, 2003, Navarre Corporation announced the acquisition of the operating assets of BCI Eclipse Company, LLC. Attached as exhibit 99.1 is the press release with respect to this transaction.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

Financial statements meeting the requirements of paragraph 7(a)(4) of Item 7 of Form 8-K are unavailable as of the date of this filing. To the extent required, financial statements related to the assets acquired will be filed on or before the sixtieth day following the date that this Current Report on Form 8-K must be filed.

(b)      Pro Forma Financial Information

Pro forma financial information meeting the requirements of paragraph 7(a)(4) of
Item 7 of Form 8-K is unavailable as of the date of this filing. To the extent required, such information will be filed on or before the sixtieth day following the date that this Current Report on Form 8-K must be filed.

(c)      Exhibits

99.1           Press Release dated November 5, 2003.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           NAVARRE CORPORATION

                                           By:  /s/ Eric H. Paulson
                                                --------------------------------
                                                Eric H. Paulson
                                                Chairman of the Board, President
                                                and Chief Executive Officer



Dated:   November 5, 2003